EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Chad Noehren, Corporate Controller of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2015.

/s/ Chad Noehren
Chad Noehren
Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Assistant Secretary, Division General Counsel and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October, 2014.

/s/ Marc Cahn
Marc Cahn
Director, Assistant Secretary, Division General Counsel and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, a Director and Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of October, 2014.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2015.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David W. Hopewell, Director, Chief Financial Officer, Corporate Controller, Treasurer and Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459
Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127
Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2015.

/s/ David H. Hopewell
David W. Hopewell
Director, Chief Financial Officer, Corporate Controller, Treasurer and Vice President